INTERMEDIATE MUNI FUND, INC.

Supplement dated March 20, 2001 to
Prospectus dated April 28, 2000

The follow information revises and supersedes, as applicable, the information set forth in the Prospectus under "Investment
Objective and Management Policies".

The Fund's policy is to invest at least 80% of its total assets in municipal securities with remaining maturities of less that fifteen years and to maintain a dollar-weighted average effective maturity of the entire portfolio between three and ten years.








FD O2263